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                                                                Exhibit 10(e)(6)

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

        AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT, dated April 26, 2007, to the Employment Agreement (the "EMPLOYMENT AGREEMENT"), dated December 26, 2006, by and between COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "COMPANY"), having its principal office at 55 Lane Road, Fairfield, New Jersey 07004, and JOHN ROBLIN, currently residing at 71 Spring Hill Road, Annandale, New Jersey 08801 (the "EXECUTIVE").

                              W I T N E S S E T H :

        WHEREAS, the Company and the Executive desire to amend the Employment Agreement, in accordance with Section 12 thereof, to reflect the agreement of the parties at the time of the Employment Agreement by correcting an error in
Section 4(b) of the Employment Agreement, such correction to reflect the initial intentions and understandings of each of the parties hereto with respect to such provisions.

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties agree as follows:

        1. AMENDMENT TO SECTION 4(B) OF THE EMPLOYMENT AGREEMENT. The first sentence of Section 4(b) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

"In addition to the payment of the Base Salary, as provided for hereunder, the Company shall pay the Executive a bonus based upon the financial performance of the Company (the "PERFORMANCE BONUS") in an amount equal to the product of the Performance Factor (as defined herein) and seventy percent (70%) of the Executive's Base Salary as in effect at that time; PROVIDED, HOWEVER, that if the amount of the Performance Bonus is in excess of the amount of seventy percent (70%) of the Base Salary, then the Performance Bonus shall consist of
(x) a cash payment in an amount equal to seventy percent (70%) of the Base Salary (the "MAXIMUM CASH BONUS") and (y) the grant of such number of shares of the Company's common stock, $.01 par value per share (the "COMMON STOCK") (pursuant to the Company's Amended and Restated 2005 Stock Incentive Plan) determined by dividing (A) the difference between the Performance Bonus and the Maximum Cash Bonus by (B) the price per share of the Common Stock, based on the closing sales price of shares of the Company's Common Stock on the last business day of such year."

        2.      MISCELLANEOUS.

                (a) From and after the date hereof, all references in the Employment Agreement to "this Agreement" shall be deemed to mean the Employment Agreement as amended by this Amendment, but references to the "date of this Agreement" in the Employment Agreement, as amended by this Amendment, shall be deemed to be December 26, 2006.

                (b) The Section headings in this Amendment are intended solely for convenience and shall be given no effect in the construction or interpretation hereof.


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                (c)     This Amendment shall be governed by and construed in
accordance with the laws of the State of New Jersey, whose courts or the federal courts located in the District of New Jersey shall have exclusive jurisdiction over the parties to which they consent.

                (d) This Amendment may be executed in counterparts, which together shall constitute one and the same Amendment. The parties to this Amendment may execute more than one copy of the Amendment, each of which shall constitute an original.

                            [signature page follows]


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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
1 to the Employment Agreement as of the date first above written.

                                             COVER-ALL TECHNOLOGIES INC.



                                              By: /s/ Ann F. Massey
                                                  ------------------------------
                                                  Name:  Ann F. Massey
                                                  Title:  CFO

                                                  /s/ John Roblin
                                                  ------------------------------
                                                  John Roblin